Dated:  January 1, 1998

THE NOAH FUND

a series of

The Noah Investment Group, Inc.

         On January 1, 1998, Declaration Service Company, 555 North lane, Suite 6160, Conshohocken, Pennsylvania, 1-610-832-1075, became the transfer agent and the dividend disbursing agent for The Noah Fund and also undertook to provide accounting services for the Fund. Declaration Service Company replaced Firstar Trust Company; which formerly provided these services to the fund but ceased doing so on December 31, 1997. In addition, Declaration Distributors, Inc. became on January 1, 1998, the Fund's distributor.

         On December 11, 1997 the Board of Directors of the Noah Investment Group, Inc. selected Geewax Terker & Company ("Geewax Terker") as sub-investment advisor to act in the place of Rittenhouse Financial Services, Inc. The latter Company was acquired in a merger and its acquirer determined that it would no longer serve the Fund as sub-investment advisor. The selection of Geewax Terker is to be submitted to the shareholders of the Fund for approval on January 9, 1998. If approved, Geewax Terker will begin serving as the Fund's sub-investment advisor on that date.